                                                                      Exhibit 21

   LIST OF SUBSIDIARIES OF COMMUNITY HEALTH SYSTEMS, INC. AS OF APRIL 18, 2000

EACH SUBSIDIARY IS WHOLLY OWNED BY COMMUNITY HEALTH SYSTEMS, INC. (THE "COMPANY") UNLESS OTHERWISE INDICATED.

Community Health Systems, Inc. (DE)

         CHS/Community Health Systems, Inc. (DE)

                  CHS Professional Services Corporation (DE)

                  Community Health Investment Corporation (DE)

                           Marion Hospital Corporation (IL)
                           d/b/a:  Marion Memorial Hospital

                           CHS Holdings Corp. (NY)

                                    Professional Account Services Inc. (TN)
                                    d/b/a:  Community Account Services, Inc.
                                    (only in the states of TX, AR, NM & CA)

                                    Physician Practice Support, Inc. (TN)

                                    Community Health Management Services, Inc.
                                    (DE)

                                    Hartselle Physicians, Inc. (AL)
                                    d/b/a:  Family Health of Hartselle

                                    Troy Hospital Corporation (AL)
                                    d/b/a:  Edge Regional Medical Center

                                    Edge Medical Clinic, Inc. (AL)

                                    Greenville Hospital Corporation (AL)
                                    d/b/a:  L.V. Stabler Memorial Hospital

                                    Central Alabama Physician Services, Inc.
                                    (AL)

                                    Community Health Network, Inc. (AL)

                                    Eufaula Hospital Corporation (AL)
                                    d/b/a:  Lakeview Community Hospital

                                    Foley Hospital Corporation (AL)

                                    Bullhead City Hospital Corporation (AZ)

                                    Payson Hospital Corporation (AZ)
                                    d/b/a:  Payson Regional Medical Center;
                                    Payson Regional Home Health Agency

                                    Payson Healthcare Management, Inc. (AZ)
                                    d/b/a:  Payson Healthcare

                                    Randolph County Clinic Corp. (AR)

                                    Harris Medical Clinics, Inc. (AR)
                                    d/b/a:  Harris Internal Medicine Clinic

                                    Hospital of Barstow, Inc. (DE)
                                    d/b/a:  Barstow Community Hospital

                                    Barstow Healthcare Management, Inc. (CA)

                                    Watsonville Hospital Corporation (DE)
                                    d/b/a:  Watsonville Community Hospital;
                                    Prime Health at Home; The Monterey Bay Wound
                                    Treatment Center

                                    Fallbrook Hospital Corporation (DE)
                                    d/b/a:  Fallbrook Hospital; Fallbrook Home
                                    Care Agency; Fallbrook Hospital Skilled
                                    Nursing Facility; Fallbrook Hospice

                                    Victorville Hospital Corporation (DE)

                                    North Okaloosa Medical Corp. (FL)*

                                            Crestview Hospital Corporation (FL)
                                            d/b/a:  North Okaloosa Medical
                                            Center; North Okaloosa Medical
                                            Center Home Health; Gateway Medical
                                            Clinic

                                    Gateway Medical Services, Inc. (FL)

                                    North Okaloosa Clinic Corp. (FL)
                                    d/b/a:  Bluewater-Gateway Family Practice;
                                    Pinellas Physician Corporation

                                    Fannin Regional Hospital, Inc. (GA)
                                    d/b/a:  Fannin Regional Hospital; Fannin
                                    Regional M.O.B

                                    Fannin Regional Orthopaedic Center, Inc.
                                    (GA)


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

                                    Hidden Valley Medical Center, Inc. (GA)
                                    d/b/a:  Ocoee Medical Clinic; Hidden Valley
                                    Medical Clinic--Blue Ridge; Hidden Valley
                                    Medical Clinic--Ellijay

                                    Memorial Management, Inc. (IL)
                                    d/b/a:  Heartland Community Health Center

                                    Hospital of Fulton, Inc. (KY)
                                    d/b/a:  Parkway Regional Hospital,
                                    Clinton-Hickman County Medical Center;
                                    Hillview Medical Clinic; Parkway Regional
                                    Home Health Agency

                                    Parkway Regional Medical Clinic, Inc. (KY) d/b/a: Hickman-Fulton County Medical Clinic; Women's Wellness Center; Doctors Clinic of Family Medicine

                                    Hospital of Louisa, Inc. (KY)
                                    d/b/a:  Three Rivers Medical Center

                                    Three Rivers Medical Clinics, Inc. (KY)
                                    d/b/a:  Three Rivers Medical Clinic; Three
                                    Rivers Family Care

                                    Jackson Hospital Corporation (KY)
                                    d/b/a:  Middle Kentucky River Medical Center

                                    Jackson Physician Corp. (KY)
                                    d/b/a:  Wolfe County Clinic; Beatyville
                                    Medical Clinic; Booneville Medical Clinic;
                                    Community Medical Clinic; Jackson Pediatrics
                                    Clinic; Jackson Women's Care Clinic

                                    Community GP Corp. (DE)

                                    Community LP Corp. (DE)

                                            River West, L.P. (DE)++
                                            d/b/a:  River West Medical Center;
                                            River West Home Care

                                            Chesterfield/Marlboro, L.P. (DE)++
                                            d/b/a:  Marlboro Park Hospital;
                                            Chesterfield General Hospital

                                            Cleveland Regional Medical Center,
                                            L.P. (DE)++
                                            d/b/a:  Cleveland Regional Medical
                                            Center

                                                     Timberland Medical Group
                                                     (TX CNHO)

                                                     Timberland Health Alliance,
                                                     Inc. (TX PHO)


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

                                            Northeast Medical Center, L.P.
                                            (DE)++
                                            d/b/a:  Northeast Medical Center;
                                            Northeast Medical Center Home Health

                                    River West Clinic Corp. (LA)

                                    Olive Branch Hospital, Inc. (MS)

                                    Olive Branch Clinic Corp. (MS)

                                    Community Health Care Partners, Inc. (MS)

                                    Washington Clinic Corp. (MS)
                                    d/b/a: Occupational Health Services

                                    Washington Hospital Corporation (MS)
                                    d/b/a:  The King's Daughters Hospital; The
                                    King's Daughters Hospital Skilled Nursing
                                    Facility; Leland Rural Health Clinic;
                                    Greenville Rural Health Clinic

                                    Moberly Hospital, Inc. (MO)
                                    d/b/a:  Moberly Regional Medical Center
                                    and Downtown Athletic Club

                                    Moberly Medical Clinics, Inc. (MO)
                                    d/b/a:  Tri-County Medical Clinic; Shelbina
                                    Medical Clinic; Regional Medical Clinic;
                                    MRMC Clinic

                                    Deming Hospital Corporation (NM)
                                    d/b/a:  Mimbres Memorial Hospital and
                                    Nursing Home; Deming Rural Health Clinic;
                                    Mimbres Home Health Hospice

                                    Deming Clinic Corporation (NM)

                                    Roswell Hospital Corporation (NM)
                                    d/b/a:  Eastern New Mexico Medical Center;
                                    Eastern New Mexico Transitional Care Unit;
                                    Sunrise Mental Health Services; Eastern New
                                    Mexico Family Practice Residency Program;
                                    Eastern New Mexico Family Practice Residency
                                    Center; Valley Health Clinic of Eastern
                                    New Mexico Medical Center

                                    San Miguel Hospital Corporation (NM)
                                    d/b/a:  Northeastern Regional Hospital

                                    Hospital of Rocky Mount, Inc. (NC)

                                    Rocky Mount Physician Corp. (NC)

                                    Williamston Hospital Corporation (NC)
                                    d/b/a:  Martin General Hospital;
                                    Northeastern Primary Care Group; University
                                    Family Medicine Center; Roanoke Women's
                                    Healthcare; Martin General Health System


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

                                    Plymouth Hospital Corporation (NC)
                                    d/b/a:  Washington County Hospital

                                    HEH Corporation (OH)

                                    Enid Health Systems, Inc. (DE)

                                    Enid Regional Treatment Services, Inc. (DE)

                                    CHS Berwick Hospital Corporation (PA)
                                    d/b/a:  Berwick Hospital Center; Berwick
                                    Recovery System; Berwick Hospital Center
                                    Home Health Care; Berwick Retirement
                                    Village Nursing Home

                                    Berwick Clinic Corp. (PA)
                                    d/b/a:  Berwick Medical Associates

                                    Berwick Home Health Private Care, Inc. (PA)

                                    Lancaster Hospital Corporation (DE)
                                    d/b/a:  Springs Memorial Hospital;
                                    Lancaster Recovery Center; Springs
                                    Healthcare; Rock Hill Rehabilitation;
                                    Lancaster Rehabilitation; Springs Business
                                    Health Services; Hospice of Lancaster;
                                    Springs Wound Treatment Center; Kershaw
                                    Family Medicine Center; Home Care
                                    of Lancaster

                                    Lancaster Clinic Corp. (SC)
                                    d/b/a:  Springs Urgent Care Clinic;
                                    Lancaster Pediatrics; Springs Healthcare

                                    Chesterfield Clinic Corp. (SC)
                                    d/b/a:  Palmetto Pediatrics; Cheraw Medical
                                    Associates, and Reynolds Family Medicine

                                    Marlboro Clinic Corp. (SC)
                                    d/b/a:  Pee Dee Clinics; Carolina Cardiology
                                    Associates; Marlboro Pediatrics and Allergy

                                    Polk Medical Services, Inc. (TN)

                                    East Tennessee Health Systems, Inc. (TN) d/b/a: Scott County Hospital

                                    Scott County Medical Clinic, Inc. (TN)
                                    d/b/a:  Scott County Medical Clinic; Oak
                                    Grove Primary Care

                                    Sparta Hospital Corporation (TN)
                                    d/b/a:  White County Community Hospital

                                    White County Physician Services, Inc. (TN) d/b/a: White County Medical Associates

                                    Lakeway Hospital Corporation (TN)**

                                            Hospital of Morristown, Inc. (TN)
                                            d/b/a:  Lakeway Regional Hospital;
                                            Morristown Professional Building

                                    Lakeway Primary Care, Inc. (TN)
                                    d/b/a:  Lakeway Primary Care Clinic

                                    Morristown Clinic Corp. (TN)
                                    d/b/a:  East Tennessee Ob-Gyn

                                            East Tennessee Clinic Corp. (TN)

                                    Lakeway Clinic Corp. (TN)
                                    d/b/a:  Women's Imaging Centre

                                            Bean Station Medical Center, LLC
                                            (TN)***
                                            d/b/a:  Bean Station Family Medical
                                            Clinic

                                    Morristown Professional Centers, Inc. (TN)

                                    Senior Circle Association (TN)

                                    Highland Health Systems, Inc. (TX)
                                    d/b/a:  Highland Medical Center

                                            Highland Medical Outreach Clinics
                                            (TX CNHO)

                                    Highland Health Care Clinic, Inc. (TX)

                                    Big Spring Hospital Corporation (TX)
                                    d/b/a:  Scenic Mountain Medical Center;
                                            Scenic Mountain Home Health;
                                            Scenic Mountain Medical Center
                                            Skilled Nursing Facility; Scenic
                                            Mountain Medical Center Psychiatric
                                            Unit

                                            Scenic Managed Services, Inc. (TX)

                                    Granbury Hospital Corporation (TX)
                                    d/b/a:  Lake Granbury Medical Center;

                                            Hood Medical Group, Inc. (TX CNHO)
                                            d/b/a:  Brazos Medical and Surgical
                                            Clinic

                                    Hood Medical Services, Inc. (TX)


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

                                    Big Bend Hospital Corporation (TX)
                                    d/b/a:  Big Bend Regional Medical Center;
                                    Big Bend Regional Medical Center Home Health
                                    Agency; Alpine Rural Health Clinic; Presidio
                                    Rural Health Clinic; Marfa Rural Health
                                    Clinic

                                    Cleveland Clinic Corp. (TX)
                                    d/b/a:  New Caney Clinic

                                    Tooele Hospital Corporation (UT)
                                    d/b/a:  Tooele Valley Regional Medical
                                    Center

                                    Tooele Clinic Corp. (UT)

                                    Russell County Medical Center, Inc. (VA) d/b/a: Riverside Community Medical Clinic; Hansonville Medical Clinic

                                            Russell County Clinic Corp. (VA)

                                    Emporia Hospital Corporation (VA)
                                    d/b/a:  Greensville Memorial Hospital

                                    Franklin Hospital Corporation (VA)
                                    d/b/a:  Southampton Memorial Hospital; New
                                    Outlook; Southampton Memorial Hospice;
                                    Southampton Memorial Home Health Agency;
                                    Southampton Memorial Hospital Skilled
                                    Nursing Facility; Southampton Primary Care;
                                    Southampton Surgical Group

                                    Evanston Hospital Corporation (WY)
                                    d/b/a:  Evanston Regional Hospital;
                                    Evanston Regional Hospital Home Care;
                                    Evanston Dialysis Center; Uinta Family
                                    Practice; Bridger Valley Family Practice;
                                    Evanston Regional Hospice; Bridger Valley
                                    Physical Therapy

                  Hallmark Healthcare Corporation (DE)

                           National Healthcare of Mt. Vernon, Inc. (DE) d/b/a: Crossroads Community Hospital; Crossroads Community Home Health Agency; Crossroads Healthcare Center

                           Hallmark Holdings Corp. (NY)

                                    Hallmark Healthcare Management Corporation
                                    (DE)

                                    Poplar Bluff Management, Inc. (DE)

                                    National Healthcare of Hartselle, Inc. (DE) d/b/a: Hartselle Medical Center

                                    National Healthcare of Decatur, Inc. (DE) d/b/a: Parkway Medical Center

                                    Parkway Medical Clinic, Inc. (AL)

                                    Cullman Hospital Corporation (AL)****

                                            National Healthcare of Cullman, Inc.
                                            (DE)
                                            d/b/a:  Woodland Medical Center

                                    Cullman County Medical Clinic, Inc. (AL)

                                    National Healthcare of Newport, Inc. (DE) d/b/a: Harris Hospital Home Health Agency; Nightingale Home Health Agency; Tuckerman Health Clinic

                                            Harris Managed Services, Inc. (AR)

                                    Jackson County PHO, Inc. (AR)

                                    National Healthcare of Pocahontas, Inc. (AR) d/b/a: Randolph County Medical Center

                                    National Healthcare of Holmes County, Inc.
                                    (FL)

                                    Holmes County Clinic Corp. (FL)
                                    d/b/a:  Holmes Valley Medical Clinic

                                    Hallmark Healthcare Management Corporation
                                    (DE)

                                    Health Care of Berrien County, Inc. (GA) d/b/a: Berrien County Hospital; Georgia Home Health Services

                                            Berrien Nursing Center, Inc. (GA)
                                            d/b/a:  Berrien Nursing Center

                                    Berrien Clinic Corp. (GA)

                                    Crossroads Physician Corp. (IL)

                                    National Healthcare of Leesville, Inc. (DE) d/b/a: Byrd Regional Hospital

                                    Byrd Medical Clinic, Inc. (LA)
                                    d/b/a:  Byrd Regional Health Centers

                                    Sabine Medical Center, Inc. (AR)
                                    d/b/a:  Sabine Medical Center

                                    Sabine Medical Clinic, Inc. (LA)

                                    Cleveland Hospital Corporation (TN)*****

                                            National Healthcare of Cleveland,
                                            Inc. (DE)
                                            d/b/a:  Cleveland Community
                                            Hospital; Pine Ridge Treatment
                                            Center

                                                     Family Home Care, Inc. (TN)

                                    Cleveland PHO, Inc. (TN)

                                    Cleveland Medical Clinic, Inc. (TN)
                                    d/b/a:  Physicians Plus; Westside Family
                                    Physicians; Cleveland Medical Group;
                                    Westside Surgical Associates; Westside
                                    Internal Medicine

                                    NHCI of Hillsboro, Inc. (TX)
                                    d/b/a:  Hill Regional Hospital; Hill
                                    Regional Medical Clinic of Whitney

                                    Hill Regional Clinic Corp. (TX)

                                    INACTCO, Inc. (DE)

                                    National Healthcare of England Arkansas,
                                    Inc. (DE)

                                    Healthcare of Forsyth County, Inc. (GA)

Subsidiaries not included on this list, considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary, as such term is defined by Rule 1-02(w) of Regulation S-X.

----------------

++        Community LP Corp. owns 99.5% and Community GP Corp. Owns .5%.
*         The Company owns 91.57%.
**        The Company owns 98.37%.
***       The Company owns 50%.
****      The Company owns 80.81%.
*****     The Company owns 84.59%.


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